UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

Wireless Fund

                                                        (Exact name of registrant as specified in charter)

480 N. Magnolia Avenue, Suite 103, El Cajon, CA 92020

                                                                          (Address of principal executive offices)

                                                             (Zip code)

Ross C. Provence

480 N. Magnolia Avenue, Suite 103, El Cajon, CA 92020

(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: March 31

Date of reporting period: September 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Wireless Fund

Semi-Annual Report

September 30, 2006

Letter To Shareholders, November 2006

Dear Fellow Shareholders,

Worldwide mobile phone sales rose 21.5% to 251 million units in the third quarter, driven by strong growth in India and China, according to research published by telecommunication and technology consulting firm Gartner.  As a result of the strong quarter, Gartner lifted its mobile-phone sales forecast for the year to 986 million units.  It expects sales of 281 million units in the fourth quarter.  China Mobile Limited (NYSE:CHL) is on track to have 300 million subscribers by year's end, up 22% from the 246.6 million it had as of January 1.  That's a far faster growth rate than the overall industry.

Sweden's LM Ericsson recently predicted that mobile television broadcasts will reach the global masses in 2008.  Ericsson will work closely with Japan's Sony Corp. to develop new media solutions for home users over wireless connections.  Per Nordlof, Ericsson's director of Product Strategy, also predicted that about one third of the world's mobile phone users will regularly be watching TV broadcasts on their handsets in two years, which will open up lucrative industries for both content producers and network distributors.  Ericsson and Sony also demonstrated a number of solutions they think will soon become commonplace in home entertainment, including systems where film footage and pictures can easily be sent between a regular TV and a mobile phone, allowing friends and family members to share footage at the press of a button.

Turning to the portfolio, Radio & TV Broadcasting & Communications Equipment was the Fund's most heavily-weighted sector at the end of the period, representing 18.20% of the Fund.  Qualcomm (Nasdaq: QCOM) was the largest holding in this category at 7.15% of the Fund.  Qualcomm is the pioneer and world leader of Code Division Multiple Access (CDMA) digital wireless technology.  Nokia (NYSE: NOK) and Motorola (NYSE: MOT) also represented

2006 Semi-Annual Report  1

4.00% and 3.86% of the Fund respectively.  Both Nokia and Motorola engage in the manufacture of mobile devices and mobile network equipment, as well as in the provision of related solutions and services worldwide.

The Radiotelephone Communications sector represented the second largest percentage of the Fund at 16.51%.  NII Holdings Inc. (Nasdaq:NIHD) and China Unicom Ltd. (NYSE:CHU) were the two largest holdings in the Radiotelephone Communications sector.  NII Holdings Inc. represented 6.03% of the Fund and China Unicom Ltd. represented 3.58% of the Fund.  NII Holdings, Inc., through its subsidiaries, provides digital wireless communication services primarily for business customers in Latin America.  Its digital mobile networks support multiple digital wireless services that comprise digital mobile telephone service, including various calling features, such as speakerphone, conference calling, voice-mail, call forwarding, and additional line service.  China Unicom Ltd., an integrated telecommunications operator, offers a range of telecommunications services in China. Its services include GSM and CDMA cellular, international and domestic long distance, data, and wireless data services.

Looking forward, we continue to believe that the wireless sector will play a key role in global communications.  We appreciate your investment in the Wireless Fund.

Sincerely,

Jeffrey R. Provence

2006 Semi-Annual Report  2

Wireless Fund Sector Distribution (Unaudited)

(As a Percentage of Net Assets)

  Industry Sector

                            Percentage of Net Assets

  1. Radio and Television Broadcasting and Communication Equip.

                            18.20%

  2. Radiotelephone Communications

                16.51%

  3. Telephone Communications (No Radiotelephone)

                            16.40%

  4. Communications Services

                15.98%

  5. Computer Programming Services

                  6.30%

  6. Cable & Other Pay Television Services

                              5.67%

  7. Search, Detection, Navigation, Guidance, Aeronautical Systems

                              4.96%

  8. Measuring and Controlling Devices

                  4.19%

  9. Telephone & Telegraph Apparatus

                  3.30%

10. Semiconductors and Related Devices

                              3.25%

11. Cash Equivalents Net of Liabilities in Excess of Other Assets

                  3.00%

12. Prepackaged Software

                              2.24%

Average annual total returns for the period ended 9/30/06 (4/3/00 Inception)

9/30/06 NAV $4.74

       Since

1 Year

3 Year

5 Year

              Inception

Wireless Fund

16.75%

10.52%

 3.25%

               -19.88%

Nasdaq**

  5.85%

  8.84%

 9.16%                  -9.83%

Standard & Poor’s 500 Index***

10.79%

12.29%

 6.96%

                -0.14%

*Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

**The Nasdaq Composite (Nasdaq) is a capitalization-weighted index of all common stocks listed on Nasdaq and is an unmanaged group of stocks whose composition is different from the Fund.

***The S&P 500 is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.  INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-590-0898.

2006 Semi-Annual Report  3

Availability of Quarterly Schedule of Investments (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov.  The Fund’s Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines (Unaudited)

Value Trend Capital Management, LP, the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.wireless-fund.com. It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how  the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-800-590-0898). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Disclosure of Expenses (Unaudited)

Shareholders of this Fund incur ongoing operating expenses consisting of management fees. The following example is intended to help you understand your ongoing expenses of investing in the Fund and to compare these expenses with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) invested in the Fund on March 31, 2006 and held through September 30, 2006.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. In order to assist shareholders in comparing the ongoing expenses of  investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

  Expenses Paid

Beginning

          Ending                 During the Period*

         Account Value

     Account Value          March 31, 2006 to

        March 31, 2006      September 30, 2006    September 30, 2006

Actual

  $1,000

                     $989.56

                                 $9.73

Hypothetical

                          $1,000

                   $1,015.29

                                 $9.85

(5% annual return

before expenses)

*    Expenses are equal to the Fund’s annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

2006 Semi-Annual Report  4

SCHEDULE OF INVESTMENTS - WIRELESS FUND

(Unaudited)

SEPTEMBER 30, 2006

Shares/Principal Amount		Market Value	% of Net Assets

COMMON STOCKS
Cable & Other Pay Television Services
7,000	Comcast Corp. *	$ 258,300
3,000	EchoStar Communications Corp. *	98,220
		356,520	5.67%

Communications Services
6,500	American Tower Corp. *	237,250
10,200	Crown Castle International Corp. *	359,448
16,800	SBA Communications Corp. *	408,744
		1,005,442	15.98%

Computer Programming Services
10,000	Amdocs Ltd.*	396,000	6.30%

Measuring and Controlling Devices
5,600	Trimble Navigation Ltd. *	263,648	4.19%

Prepackaged Software
25,000	CDC Corp. *	141,000	2.24%

Radiotelephone Communications
23,000	China Unicom Ltd. **	224,940
6,000	Golden Telecom Inc.	181,500
6,100	NII Holdings Inc. *	379,176
1,800	United States Cellular Corp. *	107,460
2,400	Vimpel-Communications * **	145,416
		1,038,492	16.51%

Radio & TV Broadcasting & Communications Equipment
5,000	Globecomm Systems Inc. *	42,700
4,600	LM Ericsson Telephone Co.	158,562
9,700	Motorola Inc.	242,500
12,776	Nokia Corp. **	251,560
12,375	QUALCOMM Inc.	449,831
		1,145,153	18.20%

Search, Detection, Navigation, Guidance, Aeronautical Systems
6,400	Garmin Ltd.	312,192	4.96%

Semiconductors and Related Devices
27,000	RF Micro Devices Inc. *	204,660	3.25%

Telephone Communications (No Radiotelephone)
18,000	Alaska Communications Systems Group Inc.	238,860
9,000	America Movil SA de CV **	354,330
12,400	China Mobile Limited **	438,340
		1,031,530	16.40%

Telephone & Telegraph Apparatus
9,680	Comverse Technology Inc.*	207,539	3.30%

Total for Common Stock (Cost $4,778,487)		6,102,176	97.00%

Cash Equivalents
194,274	First American Prime Obligation Fund Cl Y Rate 4.27% ***	194,274
Total for Cash Equivalents (Cost $194,274)		194,274	3.09%

	Total Investments
	(Cost - $4,972,761)	6,296,450	100.09%

	Liabilities In Excess of Other Assets	(5,969)	-0.09%

	Net Assets	$ 6,290,481	100.00%

* Non-Income producing securities.

** ADR - American Depository Receipt.

*** Variable rate security; the yield rate shown represents

the rate at September 30, 2006.

The accompanying notes are an integral part of the financial statements.

2006 Semi-Annual Report  5

WIRELESS FUND

Statement of Assets and Liabilities (Unaudited)
September 30, 2006

Assets:
Investment Securities at Market Value	$ 6,296,450
(Cost - $4,972,761)
Receivables:
Dividends and Interest	4,587
Total Assets	6,301,037
Liabilities:
Payables:
Shareholder Redemptions	572
Advisory Fees	9,984
Total Liabilities	10,556
Net Assets	$ 6,290,481
Net Assets Consist of:
Paid In Capital	31,015,078
Accumulated Undistributed Net Investment Loss	(25,157)
Realized Gain (Loss) on Investments - Net	(26,023,129)
Unrealized Appreciation in Value
of Investments Based on Identified Cost - Net	1,323,689
Net Assets, for 1,325,961 Shares Outstanding	$ 6,290,481
(Unlimited number of shares authorized without par value)
Net Asset Value, Offering and Redemption Price
Per Share ($6,290,481/1,325,961 shares)	$ 4.74

Statement of Operations (Unaudited)
For the six months ended September 30, 2006
Investment Income:
Interest	$ 7,497
Dividends	32,053
Total Investment Income	39,550
Expenses:
Management Fees	64,707
Total Expenses	64,707

Net Investment Income (Loss)	(25,157)

Realized and Unrealized Gain/(Loss) on Investments:
Realized Gain/(Loss) on Investments	(88,434)
Change In Unrealized Appreciation(Depreciation) on Investments	(31,154)
Net Realized and Unrealized Gain on Investments	(119,588)

Net Increase in Net Assets from Operations	$ (144,745)

The accompanying notes are an integral part of the financial statements.

2006 Semi-Annual Report  6

WIRELESS FUND

Statements of Changes in Net Assets	(Unaudited)
	4/1/2006	4/1/2005
	to	to
	9/30/2006	3/31/2006
From Operations:
Net Investment Income (Loss)	$ (25,157)	$ (51,415)
Net Realized Gain (Loss) on Investments	(88,434)	145,725
Change In Net Unrealized Appreciation (Depreciation)	(31,154)	2,253,647
Increase (Decrease) in Net Assets from Operations	(144,745)	2,347,957
From Capital Share Transactions:
Proceeds From Sale of Shares	1,040,211	2,906,959
Shares Issued on Reinvestment of Dividends	0	0
Cost of Shares Redeemed	(2,004,048)	(2,989,801)
Net Increase (Decrease) from Shareholder Activity	(963,837)	(82,842)

Net Increase (Decrease) in Net Assets	(1,108,582)	2,265,115

Net Assets at Beginning of Period	7,399,063	5,133,948
Net Assets at End of Period (Including Accumulated	$6,290,481	$7,399,063
Undistributed Net Investment Income(Loss) of ($25,157) and $0, respectively)

Share Transactions:
Issued	223,877	718,960
Reinvested	-	-
Redeemed	(442,574)	(766,930)
Net Increase (Decrease) in Shares	(218,697)	(47,970)
Shares Outstanding, Beginning of Period	1,544,658	1,592,628
Shares Outstanding, End of Period	1,325,961	1,544,658

Financial Highlights	(Unaudited)
Selected data for a share outstanding	4/1/2006		4/1/2005	4/1/2004	4/1/2003	4/1/2002	4/1/2001
throughout the period:	to		to	to	to	to	to
	9/30/2006		3/31/2006	3/31/2005	3/31/2004	3/31/2003	3/31/2002
Net Asset Value -
Beginning of Period	$ 4.79		$ 3.22	$ 4.10	$ 2.29	$ 4.07	$ 5.92
Net Investment Income/(Loss)***	(0.02)		(0.03)	(0.06)	(0.06)	(0.04)	(0.09)
Net Gains or Losses on Investments
(realized and unrealized)	(0.03)		1.60	(0.82)	1.87	(1.74)	(1.76)
Total from Investment Operations	(0.05)		1.57	(0.88)	1.81	(1.78)	(1.85)
Net Asset Value -
End of Period	$ 4.74		$ 4.79	$ 3.22	$ 4.10	$ 2.29	$ 4.07
Total Return **	(1.04)%		48.76%	(21.46)%	79.04%	(43.74)%	(31.25)%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	6,290		7,399	5,134	9,233	4,627	8,372

Ratio of Expenses to Average Net Assets	1.95%	*	1.95%	1.95%	1.95%	1.95%	1.95%
Ratio of Net Investment Income/(Loss) to Average Net Assets	-0.76%	*	-0.85%	-1.70%	-1.75%	-1.67%	-1.70%
Portfolio Turnover Rate	17.18%		54.01%	55.24%	15.74%	20.08%	50.52%

*Annualized.

** Total Returns in the above table represent the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment.

***Per Share amounts calculated using Average Shares Outstanding method.

The accompanying notes are an integral part of the financial statements.

2006 Semi-Annual Report  7

NOTES TO FINANCIAL STATEMENTS - WIRELESS FUND

(UNAUDITED)

September 30, 2006

1.) ORGANIZATION

Wireless Fund (the"Fund") is a non-diversified series of the Wireless Trust (the "Trust"), an open-ended management investment company.  The Trust was organized in Massachusetts as a business trust on January 13, 2000 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies.  At present, there is only one series authorized by the Trust.  The Fund's primary investment objective is to seek long-term growth of capital.  Significant accounting policies of the Fund are presented below:

2.) SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION:

The Fund, under normal market conditions, invests at least 80% of its assets in the securities of companies engaged in the development, production, or distribution of wireless related products or services.  The investments in securities are carried at market value.  The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price.  Over-the-counter securities will be valued on the basis of the bid price at the close of each business day.  When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees.  Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

DISTRIBUTIONS TO SHAREHOLDERS:

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, result of operations, or net asset values per share of the Fund.

2006 Semi-Annual Report  8

Notes to the Financial Statements (Unaudited) - continued

FEDERAL INCOME TAXES:

The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 - Accounting for Uncertainty in Income Taxes, that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

USE OF ESTIMATES:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.  Actual results could differ from those estimates.

OTHER:

The Fund records security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized, over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

 3.) INVESTMENT ADVISORY AGREEMENT

Value Trend Capital Management, LP (the “Adviser”), manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees.  Under the Investment Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund.  Value Trend Capital Management, LP also pays the salaries and fees of all officers and trustees of the Trust who are also officers, partners, or employees of the Adviser.  Value Trend Capital Management, LP pays all operating expenses of the Fund, with the exception of taxes, interest, borrowing expenses (such as (a) interest and (b) dividends on short sales), brokerage commissions and extraordinary expenses.  For its services, the Adviser receives a fee of 1.95% per year of the average daily net assets of the Wireless Fund.  As a result of the above calculation, for the six month period ended September 30, 2006, the Adviser received management fees totaling $64,707.  At September 30, 2006, the Fund owed $9,984 to the Adviser.

4.) RELATED PARTY TRANSACTIONS

Control persons of Value Trend Capital Management, LP. also serve as directors/officers of the Fund.  These individuals receive benefits from the Adviser resulting from management fees paid to the Adviser of the Fund.  The Trustees who are not interested persons of the Fund were paid $250 each in Trustees’ fees for the six month period ended September 30, 2006 by the Adviser.

2006 Semi-Annual Report  9

Notes to the Financial Statements (Unaudited) - continued

5.) CAPITAL STOCK

The Trust is authorized to issue an unlimited number of shares without par value. Paid in capital at September 30, 2006 was $31,015,078 representing 1,325,961 shares outstanding.

6.) INVESTMENT TRANSACTIONS

For the six month period ended September 30, 2006, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $1,094,282 and $1,519,618, respectively.  Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

For Federal income tax purposes, the cost of investments owned at September 30, 2006 was $4,972,761.  At September 30, 2006, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) on a tax basis was as follows:

Appreciation

(Depreciation)

Net Appreciation (Depreciation)

 $1,633,907

  ($310,218)

  $1,323,689

7.) LOSS CARRYFORWARDS

At March 31, 2006, the Fund had available for federal tax purposes an unused capital loss carryforward of $25,663,361, of which $14,791,823 expires in 2009, $4,289,293 expires in 2010, $1,200,315 expires in 2011, $375,757 expires in 2012, $2,851,410 expires in 2013, and $2,154,763 expires in 2014 . Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.

8.) DISTRIBUTIONS TO SHAREHOLDERS

There were no distributions paid during the six month period ended September 30, 2006 and the fiscal year 2006.

2006 Semi-Annual Report  10

Investment Adviser

Value Trend Capital Management, LP

480 North Magnolia Avenue, Suite 103

El Cajon, CA 92020

Dividend Paying Agent,

Shareholders' Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Dr., Ste 400

Broadview Hts, OH 44147

Custodian

U.S. Bank, NA

425 Walnut Street

P.O. Box 1118

Cincinnati, OH  45201

Independent Registered Public Accounting Firm

Cohen Fund Audit Services, Ltd.

(FKA Cohen McCurdy, Ltd.)

800 Westpoint Pkwy., Ste 1100

Westlake, OH 44145-1594

This report is provided for the general information of the shareholders of the Wireless Fund. This report is not intended for distribution to prospective investors in the funds, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.   Not applicable.

Item 3. Audit Committee Financial Expert.   Not applicable.

Item 4. Principal Accountant Fees and Services.   Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.   Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.

(a)

The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

 (a)(1)

Code of Ethics. Not applicable.

(a)(2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wireless Fund

By : /s/ Ross C. Provence

Ross C. Provence

President

Date:     12/05/06

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By : /s/ Ross C. Provence

Ross C. Provence

President

Date:     12/05/06

By : /s/ Jeffrey R. Provence

Jeffrey R. Provence

Chief Financial Officer

Date:     12/05/06